UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2010
Date of Report (Date of earliest event reported)

KURRANT MOBILE CATERING, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53011	26-1559350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

279 Sherbrooke West, Suite 305 Montreal, Quebec, Canada	H2X 2Y1
(Address of principal executive offices)	(Zip Code)

 (858) 531-5723
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consultant Service Agreement

Effective November 15, 2010, Kurrant Mobile Catering, Inc., a Colorado corporation (the “Corporation”) entered into a three-month consultant service agreement (the “Consultant Agreement”) with Bob Ore Abitbol (“Ore Abitbol”). In accordance with the terms and provisions of the Consultant Agreement: (i) One Abitbol will provide businesss development and network marketing services to the Corporation; and (ii) the Corporation shall issue to Ore Abitbol an aggregate of 1,200,000 shares of its restricted common stock, which shares shall be issued in two installments of 600,000 shares each with the first issuance of 600,000 shares at execution of the Consultant Agreement and the second issuance of 600,000 shares at six months from the date of execution of the Consultant Agreement (May 15, 2011) valued at fair market value with a 20% discount.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective November 15, 2010, the Corporation entered into the Consultant Agreement. The Board of Directors authorized the issuance of an aggregate of 1,200,000 shares to Ore Abitbol with 600,000 shares issued at execution of the Consultant Agreement and the second issuance of 600,000 shares to be issued at the six months from the date of execution of the Consultant Agreement.

The  aggregate 1,200.000 shares of common stock were and will be issued to one non-United States resident in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Ore Abitbol acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

Therefore, as of the date of this Current Report, there are approximately 174,654,254 shares of common stock issued and outstanding.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Consultant Service Agreement dated November 15, 2010 between Kurrant Mobile Catering, Inc. and Bob Ore Abitbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURRANT MOBILE CATERING, INC.

DATE: January 14, 2011	By:	/s/Pierre Turgeon
	Name:	Pierre Turgeon
	Title:	President/Chief Executive Officer